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[LOGO OF VANGUARD PRIMECAP FUND APPEARS HERE]
                                                 A Member of The Vanguard Group

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PROSPECTUS--APRIL 23, 1996; REVISED OCTOBER 31, 1996
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NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT--1-800-662-7447
(SHIP)
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SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT--1-800-662-2739
(CREW)
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INVESTMENT         Vanguard/PRIMECAP Fund, Inc. (the "Fund") is an open-end
OBJECTIVE AND      diversified investment company that seeks to provide long-
POLICIES           term growth of capital by investing principally in common
                   stocks. Dividend income is incidental to this objective.
                   The Fund selects stocks primarily on the basis of above-
                   average earnings growth potential and quality of manage-
                   ment. There is no assurance that the Fund will achieve its stated objective. Shares of the Fund are neither insured
                   nor guaranteed by any agency of the U.S. Government, in-
                   cluding the FDIC.
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OPENING AN         To open a regular (non-retirement) account, please com-
ACCOUNT            plete and return the Account Registration Form. If you
                   need assistance in completing this Form, please call the
                   Investor Information Department. To open an Individual Re-
                   tirement Account (IRA), please use a Vanguard IRA Adoption
                   Agreement. To obtain a copy of this form, call 1-800-662-
                   7447, Monday through Friday, from 8:00 a.m. to 8:00 p.m.
                   (Eastern time). The minimum initial investment is $3,000
                   ($1,000 for Individual Retirement Accounts and Uniform
                   Gifts/Transfers to Minors Act accounts). The Fund is of-
                   fered on a no-load basis (i.e., there are no sales commis-
                   sions or 12b-1 fees). However, the Fund incurs expenses
                   for investment advisory, management, administrative, and
                   distribution services.
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ABOUT THIS         This Prospectus is designed to set forth concisely the
PROSPECTUS         information you should know about the Fund before you
                   invest. It should be retained for future reference. A
                   "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated April 23, 1996 and has been incorporated by reference into this Prospectus. It may be obtained, without charge, by writing to the Fund or by calling the Investor Information Department.
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
TABLE OF
CONTENTS
                                                                       Page
Fund Expenses........................................................    2
Financial Highlights.................................................    2
Yield and Total Return...............................................    3
      FUND INFORMATION
Investment Objective.................................................    4
Investment Policies..................................................    4
Investment Risks.....................................................    5
Who Should Invest....................................................    6
Implementation of
 Policies............................................................    6
Investment Limitations...............................................    8

                                                                       Page
Management of the
 Fund................................................................    8
Investment Adviser...................................................    9
Performance Record...................................................   10
Dividends, Capital
 Gains and Taxes.....................................................   11
The Share Price of the
 Fund................................................................   12
General Information..................................................   13
     SHAREHOLDER GUIDE
Opening an Account and
 Purchasing Shares...................................................   14
                                                                       Page
When Your Account Will Be Credited....................................  17
Selling Your Shares...................................................  17
Exchanging Your Shares................................................  20
Important Information About Telephone Transactions....................  21
Transferring Registration.............................................  22
Other Vanguard Services...............................................  22

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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

FUND         The following table illustrates ALL expenses and fees that
 EXPENSES    you would incur as a shareholder of the Fund. The expenses set forth below are for the 1995 fiscal year.

             SHAREHOLDER TRANSACTION EXPENSES
             ---------------------------------------------------------------
             Sales Load Imposed on Purchases.........................  None
             Sales Load Imposed on Reinvested Dividends..............  None
             Redemption Fees.........................................  None
             Exchange Fees...........................................  None

             ANNUAL FUND OPERATING EXPENSES
             ---------------------------------------------------------------
             Management & Administrative Expenses....................  0.25%
             Investment Advisory Fees................................  0.30
             12b-1 Fees..............................................  None
             Other Expenses
              Distribution Costs................................ 0.02%
              Miscellaneous Expenses............................ 0.01
                                                                 ----
             Total Other Expenses....................................  0.03
                                                                       ----
               TOTAL OPERATING EXPENSES..............................  0.58%
                                                                       ====

             The purpose of this table is to assist you in understand-ing the various costs and expenses that you would bear di-rectly or indirectly as an investor in the Fund.

             The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.

               1 YEAR       3 YEARS       5 YEARS      10 YEARS
               ------       -------       -------      --------
                 $6           $19           $32          $73

             THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
             PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES
             MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
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FINANCIAL    The following financial highlights for a share outstanding
HIGHLIGHTS   throughout each period, insofar as they relate to each of
             the five years in the period ended December 31, 1995, have been audited by Price Waterhouse LLP, independent accoun-
             tants, whose report thereon was unqualified. This informa-
             tion should be read in conjunction with the Fund's finan-
             cial statements and notes thereto, which, together with
             the remaining portions of the Fund's 1995 Annual Report to
             Shareholders, are incorporated by reference in the State-
             ment of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse
             LLP, in the Fund's 1995 Annual Report to Shareholders. The
             Fund's 1995 Annual Report to Shareholders may be obtained
             without charge by writing to the Fund or by calling our
             Investor Information Department at 1-800-662-7447.
 2

                                                 YEAR ENDED DECEMBER 31,
                          --------------------------------------------------------------------------------
                            1995    1994    1993    1992    1991    1990     1989    1988    1987     1986
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
NET ASSET VALUE,
 BEGINNING OF YEAR......  $19.98  $18.42  $16.19  $15.36  $12.21  $12.82   $11.18  $10.06  $10.64   $ 8.89
                          ------  ------  ------  ------  ------  ------   ------  ------  ------   ------
INVESTMENT OPERATIONS
 Net Investment Income..     .22     .12     .07     .12     .15     .12      .17     .09     .11      .08
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    6.84    1.97    2.82    1.24    3.83    (.48)    2.24    1.37    (.36)    1.99
                          ------  ------  ------  ------  ------  ------   ------  ------  ------   ------
  TOTAL FROM INVESTMENT
   OPERATIONS...........    7.06    2.09    2.89    1.36    3.98    (.36)    2.41    1.46    (.25)    2.07
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DISTRIBUTIONS
 Dividends from Net
  Investment Income.....    (.22)  (.12)    (.07)   (.12)   (.15)   (.13)    (.16)   (.09)   (.10)    (.14)
 Distributions from
  Realized Capital
  Gains.................    (.59)  (.41)    (.59)   (.41)   (.68)   (.12)    (.61)   (.25)   (.23)    (.18)
                          ------  ------  ------  ------  ------  ------   ------  ------  ------   ------
  TOTAL DISTRIBUTIONS...    (.81)  (.53)    (.66)   (.53)   (.83)   (.25)    (.77)   (.34)   (.33)    (.32)
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NET ASSET VALUE, END OF
 YEAR...................  $26.23  $19.98  $18.42  $16.19  $15.36  $12.21   $12.82  $11.18  $10.06   $10.64
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TOTAL RETURN............   35.48%  11.41%  18.03%   8.99%  33.14%  (2.79)%  21.61%  14.66%  (2.29)%  23.54%
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RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
 (Millions).............  $3,237  $1,554  $  791  $  646  $  486  $  305   $  279  $  186  $  165   $  133
Ratio of Expenses to
 Average Net Assets.....     .58%    .64%    .67%    .68%    .68%    .75%     .74%    .83%    .83%     .82%
Ratio of Net Investment
 Income to Average Net
 Assets.................     .99%    .79%    .44%    .84%   1.09%   1.06%    1.35%    .83%    .91%    1.00%
Portfolio Turnover Rate.       7%      8%     16%      7%     24%     11%      15%     26%     21%      15%

Note: Adjusted to reflect a 4-for-1 stock split as of February 23, 1990.
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YIELD AND TOTAL    From time to time the Fund may advertise its yield and to-
RETURN tal return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one- , five- and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distribu-tions.

                   In accordance with industry guidelines set forth by the
                   U.S. Securities and Exchange Commission, the "30-day
                   yield" of the Fund is calculated by dividing the net in-
                   vestment income per share earned during a 30-day period by the net asset value per share on the last day of the peri-
                   od. Net investment income includes interest and dividend
                   income earned on the Fund's securities; it is net of all
                   expenses and all recurring and nonrecurring charges that
                   have been applied to all shareholder accounts. The yield
                   calculation assumes that the net investment income earned
                   over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields
                   are standardized for all stock and bond mutual funds. How-
                   ever, these methods differ from the accounting methods
                   used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the in-
                   come paid to an investor's account.
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INVESTMENT         The Fund is an open-end diversified investment company.
OBJECTIVE          The objective of the Fund is to provide long-term growth
                   of capital for its shareholders. Dividend income is inci-
THE FUND SEEKS     dental to this objective. There is no assurance that the
TO PROVIDE LONG-   Fund will achieve its stated objective.
TERM CAPITAL
GROWTH             The investment objective of the Fund is fundamental and so cannot be changed without the approval of a majority of
                   the Fund's shareholders.
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INVESTMENT         The Fund will invest primarily in common stocks which of-
POLICIES           fer favorable prospects for capital growth but little cur-
                   rent income. The Fund is managed without regard to tax
THE FUND INVESTS   ramifications. Under normal circumstances, common stocks
IN COMMON STOCKS   will represent at least 80% of the Fund's assets.

                   Common stocks are selected for the Fund on the basis of several fundamental factors, including above-average growth in corporate earnings, an above-average level of current earnings, consistency of earnings growth, and earnings quality. These factors for a particular security are evaluated in relationship to stocks in general (as measured, for example, by the Standard & Poor's 500 Com-posite Stock Price Index) and to the individual stock's current market price. Companies with cyclically depressed earnings may also be considered as investments for the Fund if, in the opinion of the Fund's Adviser, such secu-rities are likely to provide above-average growth in earn-ings in the future.

                   Investments of the Fund will generally be listed on a na-tional securities exchange. The Fund may also invest in unlisted securities, but generally such securities will trade in an established over-the-counter market.

                   Although the Fund seeks to invest principally in common stocks, the Fund is also authorized to invest in securi-ties convertible into common stocks (including corporate notes, bonds and preferred stocks) when, in the opinion of the Adviser, such convertible securities may be purchased at favorable prices relative to the common stock itself. The Fund may also invest in stock index futures and op-tions to a limited extent and in certain short-term fixed income securities. See "Implementation of Policies" for a description of these and other investment practices of the Fund.

                   The Fund is responsible for voting the shares of all secu-rities it holds.

                   These policies are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified before any mate-rial change is made in the Fund's policies.
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4

INVESTMENT RISKS   As a mutual fund investing primarily in common stocks, the
                   Fund is subject to MARKET RISK--i.e., the possibility that
INVESTORS ARE      stock prices in general will decline over short or even
EXPOSED TO THE     extended periods. The stock market tends to be cyclical,
MARKET RISK OF     with periods when stock prices generally rise and periods
COMMON STOCKS      when stock prices generally decline.

                   To illustrate the volatility of stock prices, the follow-ing table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1995, as measured by the Standard & Poor's 500 Composite Stock Price Index:

                      AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1995)
                                    OVER VARIOUS TIME PERIODS

                             1 YEAR            5 YEARS           10 YEARS           20 YEARS
                             ------            -------           --------           --------
               Best          +53.9%             +23.9%            +20.1%             +16.9%
               Worst         -43.3              -12.5             - 0.9              + 3.1
               Average       +12.5              +10.3             +10.7              +10.7

                   As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging 10.7% for all 10-year periods from 1926 to 1995. The re-turn in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. While the average return can be used as a guide for setting expectations for future stock market re-turns, it may not be useful for forecasting future returns in any particular period, as stock returns are quite vola-tile from year to year.

GROWTH STOCKS      Growth stocks, which are the Fund's primary investments,
MAY EXHIBIT        are likely to be even more volatile in price than the
GREATER            stock market as a whole. Among the reasons for the greater
VOLATILITY         price volatility of growth stocks are the small or negli-
                   gible dividends paid by such companies and the greater business uncertainty associated with rapidly growing firms. Besides exhibiting greater volatility, growth stocks may, to a degree, fluctuate independently of the broad stock market. As a result, investors should expect that the Fund may exhibit potentially greater volatility than stocks in general and may vary in price independently of the broad stock market.

                   The chart above should not be viewed as a representation of future investment performance of the stock market or the Fund. The illustrated returns represent historical in-vestment performance, which may be a poor guide to future returns. Also, stock market indexes such as the S&P 500 are based on unmanaged portfolios of securities before transaction costs and other expenses. Such costs will re-duce the relative investment performance of the Fund and other "real world" portfolios. Finally, the Fund is likely to differ in portfolio composition from broad stock market averages, and so the Fund's performance should not be ex-pected to mirror the returns provided by a specific index.

THE FUND IS        The investment adviser manages the Fund according to the
SUBJECT TO         traditional methods of "active" investment management,
MANAGER RISK       which involve the buying and selling of securities based
                   upon economic, financial and market analysis and invest-
                   ment judgement. MANAGER RISK refers to the possibility
                   that the Fund's investment adviser may fail to execute the
                   Fund's investment strategy effectively. As a result, the
                   Fund may fail to achieve its stated objective.
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WHO SHOULD         The Fund is intended for investors who have the perspec-
INVEST             tive, patience and financial ability to assume short-term,
INVESTORS          often substantial investment risk in pursuit of long-term
SEEKING LONG-      capital growth. The Fund is intended to be a long-term in-
TERM CAPITAL       vestment vehicle and is not designed to provide investors
GROWTH             with a means of speculating on short-term market move-
                   ments. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including ex-change purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Addition-ally, the Fund has adopted exchange privilege limitations as described in the section "Exchange Privilege Limita-tions." Finally, the Fund reserves the right to suspend the offering of its shares. The Fund's share price is ex-pected to be volatile. Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a regular, periodic basis (dollar-cost averag-ing), rather than investing in one lump sum.

                   No assurance can be given that shareholders will be pro-
                   tected from the risk of loss that is inherent in equity
                   investing. Investors should not consider the Fund a com-
                   plete investment program. Most investors should maintain
                   diversified holdings of securities with different risk
                   characteristics--including common stocks, bonds and money
                   market instruments. Investors may also wish to complement
                   an investment in the Fund with other types of common stock investments.
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IMPLEMENTATION     In addition to investing primarily in common stocks, the
OF POLICIES        Fund follows a number of other investment practices to
                   achieve its objective.

THE FUND MAY       Although it normally seeks to remain fully invested in eq-
INVEST IN SHORT-   uity securities, the Fund may invest in certain short-term
TERM FIXED         fixed income securities. Such securities may be used to
INCOME             invest uncommitted cash balances, to maintain liquidity to
SECURITIES         meet shareholder redemptions, or to take a temporary de-
                   fensive position against potential stock market declines.
                   These securities include: obligations of the United States
                   Government and its agencies or instrumentalities; commer-cial paper, bank certificates of deposit, and bankers' ac-ceptances; and repurchase agreements collateralized by these securities.

THE FUND MAY       The Fund may lend its investment securities to qualified
LEND ITS           institutional investors for either short-term or long-term
SECURITIES         purposes of realizing additional income. Loans of securi-
                   ties by the Fund will be collateralized by cash, letters of credit, or secu-rities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO          Although it seeks to invest for the long term, the Fund
TURNOVER IS NOT    retains the right to sell securities irrespective of how
EXPECTED TO        long they have been held. It is anticipated that the an-
EXCEED 75%         nual portfolio turnover rate of the Fund will not exceed
                   75%. A turnover rate of 75% would occur, for example, if three-quarters of the Fund's securities were replaced within one year.

DERIVATIVE         Derivatives are instruments whose values are linked to or
INVESTING          derived from an underlying security or index. The most
                   common and conventional types of derivative securities are futures and options.

THE FUND MAY       The Fund may invest in futures contracts and options, but
INVEST IN          only to a limited extent. Specifically, the Fund may enter
DERIVATIVE         into futures contracts provided that not more than 5% of
SECURITIES         its assets are required as a futures contract deposit; in
                   addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

                   Futures contracts and options may be used for several com-mon fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the under-lying security or index.

                   The Fund may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for exam-ple, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.

FUTURES            The primary risks associated with the use of futures con-
CONTRACTS AND      tracts and options are: (i) imperfect correlation between
OPTIONS POSE       the change in market value of the stocks held by the Fund
CERTAIN RISKS      and the prices of futures contracts and options; and (ii)
                   possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those con-tracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary mar-ket.

                   The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of lever-age involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss

                   (or gain) to the investor. When investing in futures con-tracts, the Fund will segregate cash or cash equivalents in the amount of the underlying obligation.

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INVESTMENT         The Fund has adopted certain limitations in an attempt to
LIMITATIONS        reduce its exposure to specific situations. Some of these
                   limitations are that the Fund will not:



THE FUND HAS       (a) invest more than 25% of its assets in any one industry;
ADOPTED CERTAIN
LIMITATIONS        (b) with respect to 75% of the value of its total assets,
                       purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

                   (c) borrow money, except that the Fund may borrow from
                       banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments;

                   (d) pledge, mortgage or hypothecate any of its assets to an extent greater than 5% of its total assets.

                   These investment limitations are considered at the time
                   investment securities are purchased. The limitations de-
                   scribed here and in the Statement of Additional Informa-
                   tion may be changed only with the approval of a majority
                   of the Fund's shareholders.
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MANAGEMENT OF      The Fund is a member of The Vanguard Group of Investment
THE FUND           Companies, a family of more than 30 investment companies
                   with more than 90 distinct investment portfolios and total
VANGUARD           assets in excess of $190 billion. Through their jointly-
ADMINISTERS AND    owned subsidiary, The Vanguard Group, Inc. ("Vanguard"),
DISTRIBUTES THE    the Fund and the other funds in the Group obtain at cost
FUND               virtually all of their corporate management, administra-
                   tive, shareholder accounting and distribution services.
                   Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most compet-ing mutual funds. In 1995, the average expense ratio (an-nual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately
                   .31% compared to an average of 1.11% for the mutual fund industry (data provided by Lipper Analytical Services).

                   The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Offi-cers of the Fund and a statement of their present posi-tions and principal occupations during the past five years can be found in the Statement of Additional Information.

                   Vanguard employs a supporting staff of management and ad-ministrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                   Vanguard also provides distribution and marketing services to the Vanguard funds. However, each fund bears its share
                   of the Group's distribution costs. The funds are available on a no-load basis (i.e., there are no sales commissions
                   or 12b-1 fees).
-------------------------------------------------------------------------------
INVESTMENT         The Fund employs PRIMECAP Management Company (the "Advis-
ADVISER            er"), 225 South Lake Street, Pasadena, CA 91101, under an
                   investment advisory agreement dated September 1, 1984, to
PRIMECAP MANAGES   manage the investment and reinvestment of the assets of
THE FUND'S         the Fund and to review, supervise and administer continu-
INVESTMENTS        ously the Fund's investment program. The Adviser dis-
                   charges its responsibilities subject to the control of the Officers and Directors of the Fund.

                   The Adviser is a professional investment advisory firm which provides services to employee benefit plans, endow-ment funds, foundations and other institutions, as well as the Fund. As of December 31, 1995, the Adviser held dis-cretionary management authority with respect to over $3.2 billion of assets. Howard B. Schow, Chairman of the Advis-er, serves as portfolio manager of the Fund, a position he has held since the Fund's inception in 1984. In managing the Fund's investments, Mr. Schow is assisted by Theo A. Kolokotrones, Executive Vice President of the Adviser and assistant portfolio manager of the Fund.

                   The Fund pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                    NET ASSETS                                           RATE
                    -----------------                                    -----
                    First $25 million                                    .750%
                    Next $225 million                                    .500%
                    Next $250 million                                    .375%
                    Over $500 million                                    .250%

                   For the year ended December 31, 1995, the investment advi-sory fee paid by the Fund represented an effective annual rate of .30% of 1% of average net assets.

                   The investment advisory agreement authorizes the Adviser to select brokers or dealers to execute purchases and sales of the Fund's portfolio securities, and directs the Adviser to use its best efforts to obtain the best avail-able price and the most favorable execution with respect to all transactions. The full range and quality of broker-age services available are considered in making these de-terminations.

                   The Fund has authorized the Adviser to pay higher commis-sions in recognition of brokerage services felt necessary for the achievement of better execution, provided the Ad-viser believes this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders with qualified broker-dealers who recommend the Fund to clients if the Officers of the Fund believe that the qual-ity of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                   The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new in-
                   vestment adviser pursuant to the terms of a new advisory
                   agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of
                   an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms
                   where a contract has been assigned because of a change in
                   control of the adviser. Any such change will only be made
                   upon not less than 30 days' prior written notice to share-
                   holders of the Fund which shall include substantially the
                   information concerning the adviser that would have nor-
                   mally been included in a proxy statement.
-------------------------------------------------------------------------------
PERFORMANCE        The table on page 11 provides investment results for the
RECORD             Fund for several periods throughout the Fund's lifetime.
                   The results shown represent "total return" investment per-formance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Standard & Poor's 500 Composite Stock Price In-dex, a widely-used barometer of stock market activity, and the Consumer Price Index, a statistical measure of changes in the prices of goods and services. The table does not make any allowance for federal, state or local income tax-es, which shareholders must pay on a current basis.

                   The results shown should not be considered a representa-tion of the total return from an investment made in the Fund today. The period shown was a generally favorable one for common stock investments. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

                        AVERAGE ANNUAL RETURN FOR VANGUARD/PRIMECAP FUND

             FISCAL PERIODS      VANGUARD/PRIMECAP       S&P 500        CONSUMER
             ENDED 12/31/95            FUND               INDEX        PRICE INDEX
             --------------      -----------------       -------       -----------
             1 Year                    +35.5%            +37.6%           +2.6%
             5 Years                   +20.9             +16.6            +2.8
             10 Years                  +15.5             +14.9            +3.5
             Lifetime*                 +17.4             +16.1            +3.4

                   *November 1, 1984 to December 31, 1995.
-------------------------------------------------------------------------------
DIVIDENDS,         The Fund expects to pay annual dividends from ordinary in-
CAPITAL GAINS      come. Capital gains distributions, if any, will also be
AND TAXES          made annually. The Fund is managed without regard to tax
                   ramifications.

THE FUND WILL      In addition, in order to satisfy certain distribution re-
PAY DIVIDENDS      quirements of the Tax Reform Act of 1986, the Fund may de-
AND ANY CAPITAL    clare special year-end dividend and capital gains distri-
GAINS ANNUALLY     butions during December. Such distributions, if received
                   by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December
                   31 of the prior year.

                   Dividend and capital gains distributions may be automati-cally reinvested or received in cash. See "Choosing a Dis-tribution Option" for a description of these distribution methods.

                   The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to share-holders as ordinary income. For corporate investors, divi-dends from net investment income will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income re-ceived by the Fund from domestic (U.S.) sources.

                   Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in addi-tional shares, are taxable as long-term capital gains, re-gardless of the length of time you have owned shares in the Fund. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio se-curities during the year. The Fund does not seek to real-ize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio man-agement activities. Consequently, capital gains distribu-tions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes net capital losses.

                   Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be re-turned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiv-ing them in cash.

                   The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

A CAPITAL GAIN     A sale of shares of the Fund is a taxable event and may
OR LOSS MAY BE     result in a capital gain or loss. A capital gain or loss
REALIZED UPON      may be realized from an ordinary redemption of shares or
EXCHANGE OR        an exchange of shares between two mutual funds (or two
REDEMPTION         portfolios of a mutual fund).

                   Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                   The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer iden-tification regulations. You may avoid this withholding re-quirement by certifying on your Account Registration Form your proper Social Security or Employer Identification number and by certifying that you are not subject to backup withholding.

                   The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                   The tax discussion set forth above is included for general information only. Prospective investors should consult
                   their own tax advisers concerning the tax consequences of
                   an investment in the Fund.
-------------------------------------------------------------------------------
THE SHARE PRICE    The Fund's share price or "net asset value" per share is
OF THE FUND        determined by dividing the total assets of the Fund, less
                   all liabilities, by the total number of shares outstand-ing. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

                   Market values for securities listed on an exchange are based upon the latest quoted sales prices for such securi-ties. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Unlisted securities are valued at the latest quoted bid price. All prices of listed securities are taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing serv-ice when such prices are believed to reflect the fair mar-ket value of such securities. Short-term instruments (with remaining maturities of 60 days or less) are valued at cost, which approximates market value. Securities for which market quotations are not readily available or which are restricted as to sale (or resale) and other assets are valued by such methods as the Board of Directors deems in good faith to reflect fair value.

                   The Fund's share price can be found daily in the mutual
                   fund section of most major newspapers under the heading of
                   Vanguard.
-------------------------------------------------------------------------------
GENERAL            The Fund is a Maryland corporation. The Fund's Articles of
INFORMATION        Incorporation permit the Directors to issue 150,000,000
                   shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more clas-ses ("Portfolios") of shares of common stock and to clas-sify or reclassify any unissued shares with respect to such Portfolios. Currently the Fund is offering one class of shares.

                   The shares of the Fund are fully paid and nonassessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held).

                   Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if re-quested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                   All securities and cash are held by State Street Bank and Trust Company, Boston, MA. CoreStates Bank, N.A., holds daily cash balances that are used by the Fund to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing
                   Agent. Price Waterhouse LLP serves as independent accoun-tants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
-------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN         You may open a regular (non-retirement) account, either by
ACCOUNT AND        mail or wire. Simply complete and return an Account Regis-
PURCHASING         tration Form and any required legal documentation, indi-
SHARES             cating the amount you wish to invest. Your purchase must
                   be equal to or greater than the $3,000 minimum initial in-vestment requirement ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual
                   Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your pur-chase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover con-tributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Re-tirement Plan. If you need assistance with the forms or have any questions about this Fund, please call our In-vestor Information Department at 1-800-662-7447. Note: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of at-torney), please call us to determine which additional forms you may need.

                   The Fund's shares generally are purchased at the next-de-termined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE           1) Because of the risks associated with common stock in-
RESTRICTIONS          vestments, the Fund is intended to be a long-term in-
                      vestment vehicle and is not designed to provide invest-ors with a means of speculating on short-term market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.

                   2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.

ADDITIONAL         Subsequent investments to regular accounts may be made by
INVESTMENTS        mail ($100 minimum), wire ($1,000 minimum), exchange from
                   another Vanguard Fund account ($100 minimum), or Vanguard
                   Fund Express. Subsequent investments to Individual Retire-
                   ment Accounts may be made by mail ($100 minimum) or ex-
                   change from another Vanguard Fund account. In some in-
                   stances, contributions to IRAs may be made by wire or Van-
                   guard Fund Express. Please call us for more information on these options.
                   -----------------------------------------------------------

                                                    ADDITIONAL INVESTMENTS
                       NEW ACCOUNT                    TO EXISTING ACCOUNTS
PURCHASING BY      Please indicate the              Additional investments
MAIL Complete      amount of your initial           should include the Invest-
and sign the       investment on the reg-           by-Mail remittance form
enclose Account    istration form, make             attached to your Fund con-
Registration       your check payable to            firmation statements.
Form               The Vanguard Group--59,          Please make your check
                   and mail to:                     payable to The Vanguard
                   VANGUARD FINANCIAL               Group--59, write your ac-
                   CENTER                           count number on your check
                   P.O. BOX 2600                    and, using the return en-
                   VALLEY FORGE, PA 19482           velope provided, mail to
                                                    the address indicated on
                                                    the Invest-by-Mail Form.
For express or     VANGUARD FINANCIAL               All written requests
registered mail,   CENTER                           should be mailed to one of
send to:           455 DEVON PARK DRIVE             the addresses indicated
                   WAYNE, PA 19087                  for new accounts. Do not
                                                    send registered or express
                                                    mail to the post office
                                                    box address.

                   ------------------------------------------------------------
PURCHASING BY                  CORESTATES BANK, N.A.
WIRE Money                     ABA 031000011
should be wired                CORESTATES NO 0101 9897
to:                            ATTN VANGUARD
BEFORE WIRING                  VANGUARD/PRIMECAP FUND
Please contact                 ACCOUNT NUMBER
Client Services                ACCOUNT REGISTRATION
(1-800-662-2739)


                   To assure proper receipt, please be sure your bank includes the Fund name, the account number Vanguard has assigned to you and the eight-digit CoreStates number. NOTE: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
                   ------------------------------------------------------------

PURCHASING BY      You may open a new account or purchase additional shares by
EXCHANGE (from a   making an exchange from an existing Vanguard account. How-
Vanguard           ever, the Fund reserves the right to refuse any exchange
account)           purchase request. Call our Client Services Department (1-
                   800-662-2739) for assistance. The new account will have the same registration as the existing account.
                   ------------------------------------------------------------
PURCHASING BY      The Fund Express Special Purchase option lets you move
FUND EXPRESS       money from your bank account to your Vanguard account on an
                   "as needed" basis. Or if you choose the Automatic Invest-
Special Purchase   ment option, money will be moved automatically from your
and Automatic      bank account to your Vanguard account on the schedule
Investment         (monthly, bimonthly [every other month], quarterly or year-
                   ly) you select. To establish these Fund Express options,
                   please call 1-800-662-7447 for a Fund Express
                   application. We will send you a confirmation of your Fund
                   Express enrollment after you complete and return this
                   form; please wait three weeks before using the service.
-------------------------------------------------------------------------------
CHOOSING A         You must select one of three distribution options:
DISTRIBUTION
OPTION

                   1. AUTOMATIC REINVESTMENT OPTION--Both dividends and capi-
                      tal gains distributions will be reinvested in addi-tional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                   2. CASH DIVIDEND OPTION--Your dividends will be paid in
                      cash and your capital gains will be reinvested in addi-tional Fund shares.

                   3. ALL CASH OPTION--Both dividend and capital gains dis-
                      tributions will be paid in cash.

                   You may change your option by calling our Client Services Department (1-800-662-2739).

                   In addition, an option to invest your cash dividends
                   and/or capital gains distributions in another Vanguard
                   Fund account is available. Please call our Client Services
                   Department (1-800-662-2739) for information. You may also
                   elect Vanguard Dividend Express which allows you to trans-
                   fer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Van-
                   guard Services" for more information.
-------------------------------------------------------------------------------
TAX CAUTION        Under federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund sharehold-
INVESTORS SHOULD   ers. These distributions are made to all shareholders who
ASK ABOUT THE      own Fund shares as of the distribution's record date, re-
TIMING OF          gardless of how long the shares have been owned. Purchas-
CAPITAL GAINS      ing shares just prior to the record date could have a sig-
AND DIVIDEND       nificant impact on your tax liability for the year. For
DISTRIBUTIONS      example, if you purchase shares immediately prior to the
BEFORE INVESTING   record date of a sizable capital gain or income dividend
                   distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short pe-riod of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution--the amount of the distri-bution will offset the drop in the net asset value of the shares--you should be aware of the tax implications the timing of your purchase may have.

                   Prospective investors should, therefore, inquire about po-tential distributions before investing. The Fund's annual dividend and capital gains distributions normally occur in December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains and Taxes."
-------------------------------------------------------------------------------

IMPORTANT          The easiest way to establish optional Vanguard services on
INFORMATION        your account is to select the options you desire when you
                   complete your Account Registration Form. IF YOU WISH TO
ESTABLISHING       ADD SHAREHOLDER OPTIONS LATER, YOU MAY NEED TO PROVIDE
OPTIONAL           VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUAR-
SERVICES           ANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-
                   662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE          For our mutual protection, we may require a signature
GUARANTEES         guarantee on certain written transaction requests. A sig-
                   nature guarantee verifies the authenticity of your signa-ture, and may be obtained from banks, brokers, and any other guarantor that Vanguard deems acceptable. A SIGNA-
                   TURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES       Share certificates will be issued upon request. If a cer-
                   tificate is lost, you may incur an expense to replace it.

BROKER-DEALER      If you purchase shares in Vanguard Funds through a regis-
PURCHASES          tered broker-dealer or investment adviser the broker-
                   dealer or adviser may charge a service fee.

CANCELLING         The Fund will not cancel any trade (e.g., a purchase, ex-
TRADES             change or redemption) believed to be authentic, received
                   in writing or by telephone, once the trade request has been received.

ELECTRONIC         If you would prefer to receive a prospectus for the Fund
PROSPECTUS         or any of the Vanguard Funds in an electronic format,
DELIVERY           please call 1-800-231-7870 for additional information. If
                   you elect to do so, you may also receive a paper copy of
                   the prospectus, by calling 1-800-662-7447.
-------------------------------------------------------------------------------
WHEN YOUR          Your trade date is the date on which your account is cred-
ACCOUNT WILL BE    ited. If your purchase is made by check, Federal Funds
CREDITED           wire or exchange and is received by the close of regular
                   trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) your trade date is the day of receipt.
                   If your purchase is received after the close of the Ex-change, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                   In order to prevent lengthy processing delays caused by
                   the clearing of foreign checks, Vanguard will only accept
                   a foreign check which has been drawn in U.S. dollars and
                   has been issued by a foreign bank with a U.S. correspon-
                   dent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
-------------------------------------------------------------------------------
SELLING YOUR       You may withdraw any portion of the funds in your account
SHARES             by redeeming shares at any time. You generally may initi-
                   ate a request by writing or by telephoning. Your redemp-tion proceeds are normally mailed within two business days after the receipt of the request in Good Order.

SELLING BY MAIL
                   Requests should be mailed to VANGUARD FINANCIAL CENTER, VANGUARD/ PRIMECAP FUND, P.O. BOX 1120, VALLEY FORGE, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard/PRIMECAP Fund, 455 Devon Park Drive, Wayne, PA 19087.)

                   The redemption price of shares will be the Fund's net as-
                   set value next determined after Vanguard has received all
                   required documents in Good Order.
                   -----------------------------------------------------------
DEFINITION OF      GOOD ORDER means that the request includes the following:
GOOD ORDER

                   1. The account number and Fund name.
                   2. The amount of the transaction (specified in dollars or
                      shares).
                   3. The signatures of all owners EXACTLY as they are regis-
                      tered on the account.
                   4. Any required signature guarantees.
                   5. Other supporting legal documentation that might be re-
                      quired, in the case of estates, corporations, trusts, and certain other accounts.
                   6. Any certificates you are holding for the account.

                   IF YOU HAVE ANY QUESTIONS ABOUT THIS DEFINITION AS IT PER-
                   TAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DE-
                   PARTMENT AT 1-800-662-2739.
                   -----------------------------------------------------------
SELLING BY         To sell shares by telephone, you or your pre-authorized
TELEPHONE          representative may call our Client Services Department at
                   1-800-662-2739. The proceeds will be sent to you by mail.
                   PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calen-
                   dar days following any expedited address change to your
                   account. An expedited address change is one that is made
                   by telephone, by Vanguard Online or, in writing, without
                   the signatures of all account owners. Please see "Impor-
                   tant Information About Telephone Transactions."
                   -----------------------------------------------------------
SELLING BY FUND    If you select the Fund Express Automatic Withdrawal op-
EXPRESS            tion, money will be automatically moved from your Vanguard
                   Fund account to your bank account according to the sched-
Automatic          ule you have selected. The Special Redemption option lets
Withdrawal &       you move money from your Vanguard account to your bank ac-
Special            count on an "as needed" basis. To establish these Fund Ex-
Redemption         press options, please call 1-800-662-7447 for a Fund Ex-
                   press application. We will send you a confirmation of your
                   Fund Express enrollment after you complete and return this form; please wait three weeks before using the service.
                   -----------------------------------------------------------
SELLING BY         You may sell shares of the Fund by making an exchange into
EXCHANGE           another Vanguard Fund account. Please see "Exchanging Your
                   Shares" for details.
                   -----------------------------------------------------------
IMPORTANT          Shares purchased by check or Fund Express may be redeemed
REDEMPTION         at any time. However, your redemption proceeds will not be
INFORMATION        paid until payment for the purchase is collected, which
                   may take up to ten calendar days.
                   -----------------------------------------------------------
DELIVERY OF        Redemption requests received by telephone prior to the
REDEMPTION         close of regular trading on the New York Stock Exchange
PROCEEDS           (generally 4:00 p.m. Eastern time) are processed on the
                   day of receipt and the redemption proceeds are normally sent on the following business day.

                   Redemption requests received by telephone after the close of the Exchange are processed on the business day follow-ing receipt and the proceeds are normally sent on the sec-ond business day following receipt.

                   Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as de-scribed above in "Important Redemption Information."

                   If you experience difficulty in making a telephone redemp-tion during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Van-guard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                   The Fund may suspend the redemption right or postpone pay-ment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                   If the Board of Directors determines that it would be det-
                   rimental to the best interests of the Fund's remaining
                   shareholders to make payment in cash, the Fund may at re-
                   demption proceeds in whole or in part by a distribution in kind of readily marketable securities.
                   -----------------------------------------------------------
VANGUARD'S         If you make a redemption from a qualifying account, Van-
AVERAGE COST       guard will send you an Average Cost Statement which pro-
STATEMENT          vides you with the tax basis of the shares you redeemed.
                   Please see "Statements and Reports" for additional infor-
                   mation.
                   -----------------------------------------------------------
LOW BALANCE FEE    Due to the relatively high cost of maintaining smaller ac-
AND MINIMUM        counts, the Fund will automatically deduct a $10 annual
ACCOUNT BALANCE    fee from non-retirement accounts with balances falling be-
REQUIREMENT        low $2,500 ($500 for Uniform Gifts/Transfers to Minor Act
                   accounts). This fee deduction will occur mid-year, begin-ning in 1996. The fee generally will be waived for invest-ors whose aggregate Vanguard assets exceed $50,000.

                   In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total in-vestment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the reg-istered shareholder.


                   Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets
                   (i.e., a decline in a Fund's net asset value).
-------------------------------------------------------------------------------

EXCHANGING YOUR    Should your investment goals change, you may exchange your
SHARES             shares of Vanguard/PRIMECAP Fund for those of other avail-
                   able Vanguard Funds.

EXCHANGING BY      When exchanging shares by telephone, please have ready the
TELEPHONE          Fund name, account number, Social Security Number or Em-
                   ployer Identification number listed on the account and ex-
Call Client        act name and address in which the account is registered.
Services (1-800-   Only the registered shareholder, or his or her pre-autho-
662-2739)          rized representative, may complete such an exchange. Re-
                   quests for telephone exchanges received prior to the close of trading on the New York Stock Exchange (generally 4:00
                   p.m. Eastern time) are processed at the close of business
                   that same day. Requests received after the close of the
                   Exchange are processed the next business day. TELEPHONE
                   EXCHANGES ARE NOT ACCEPTED INTO OR FROM VANGUARD BALANCED
                   INDEX FUND, VANGUARD INDEX TRUST, VANGUARD INTERNATIONAL
                   EQUITY INDEX FUND AND VANGUARD QUANTITATIVE PORTFOLIOS. If
                   you experience difficulty in making a telephone exchange,
                   your exchange request may be made by regular or express
                   mail, and it will be implemented at the closing net asset
                   value on the date received by Vanguard provided the re-
                   quest is received in Good Order.
                   -----------------------------------------------------------
EXCHANGING BY      Please be sure to include on your exchange request the
MAIL               name and account number of your current Fund, the name of
                   the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account
                   holders. Send your request to VANGUARD FINANCIAL CENTER,
                   VANGUARD/PRIMECAP FUND, P.O. BOX 1120, VALLEY FORGE, PA
                   19482. (For express or registered mail, send your request
                   to Vanguard Financial Center, Vanguard/PRIMECAP Fund, 455
                   Devon Park Drive, Wayne, PA 19087.)
                   -----------------------------------------------------------
IMPORTANT          Before you make an exchange, you should consider the fol-
EXCHANGE           lowing:
INFORMATION

                   . Please read the Fund's prospectus before making an ex-
                     change. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                   . An exchange is treated as a redemption and a purchase.
                     Therefore, you could realize a taxable gain or loss on the transaction.

                   . Exchanges are accepted only if the registrations and the
                     Taxpayer Identification numbers of the two accounts are identical.

                   . The shares to be exchanged must be on deposit and not
                     held in certificate form.

                   . New accounts are not currently accepted in the
                     Vanguard/Windsor Fund.

                   . The redemption price of shares redeemed by exchange is
                     the net asset value next determined after Vanguard has received the required documentation in Good Order.

                   . When opening a new account by exchange, you must meet
                     the minimum investment requirement of the new Fund.

                   Every effort will be made to maintain the exchange privi-lege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                   The exchange privilege is only available in states in
                   which the shares of the Fund are registered for sale. The
                   Fund's shares are currently registered for sale in all 50
                   states and the Fund intends to maintain such registration.
-------------------------------------------------------------------------------
EXCHANGE           The Fund's exchange privilege is not intended to afford
PRIVILEGE          shareholders a way to speculate on short-term movements in
LIMITATIONS        the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive ex-change activity.

                   Exchange activity generally will not be deemed excessive
                   if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT
                   LEAST 30 DAYS APART) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund re-
                   serves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio
                   management.
-------------------------------------------------------------------------------
IMPORTANT          The ability to initiate redemptions (except wire redemp-
INFORMATION        tions) and exchanges by telephone is automatically estab-
ABOUT TELEPHONE    lished on your account unless you request in writing that
TRANSACTIONS       telephone transactions on your account not be permitted.

                   To protect your account from losses resulting from unau-thorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                   1. SECURITY CHECK. To request a transaction by telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                   2. PAYMENT POLICY. The proceeds of any telephone redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only.

                   Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by tele-phone, provided that reasonable security procedures have been followed. Vanguard believes that the security proce-dures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. If Vanguard fails to follow reasonable security procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions on your account.
-------------------------------------------------------------------------------

TRANSFERRING       You may transfer the registration of any of your Fund
REGISTRATION       shares to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110,
                   VALLEY FORGE, PA 19482, ATTENTION: TRANSFER DEPARTMENT.
                   The request must be in Good Order. Before mailing your re-
                   quest, please call our Client Services Department (1-800-
                   662-2739) for full instructions.
-------------------------------------------------------------------------------
STATEMENTS AND     Vanguard will send you a confirmation statement each time
REPORTS            you initiate a transaction in your account except for
                   checkwriting redemptions from Vanguard money market ac-counts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                   Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Fund Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                   Financial reports on the Fund will be mailed to you
                   semiannually, according to the Fund's fiscal year-end.
-------------------------------------------------------------------------------
OTHER VANGUARD     For more information about any of these services, please
SERVICES           call our Investor Information Department at 1-800-662-
                   7447.

VANGUARD DIRECT    With Vanguard's Direct Deposit Service, most U.S. Govern-
DEPOSIT SERVICE    ment checks (including Social Security and military pen-
                   sion checks) and private payroll checks may be automati-cally deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD           Vanguard's Automatic Exchange Service allows you to move
AUTOMATIC          money automatically among your Vanguard Fund accounts. For
EXCHANGE SERVICE   instance, the service can be used to "dollar cost average"
                   from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND      Vanguard's Fund Express allows you to transfer money be-
EXPRESS            tween your Fund account and your account at a bank, sav-
                   ings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                   Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD           Vanguard's Dividend Express allows you to transfer your
DIVIDEND EXPRESS   dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Au-tomated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our In-vestor Information Department (1-800-662-7447) for a Van-guard Dividend Express application.

VANGUARD           Vanguard's Tele-Account is a convenient, automated service
TELE-ACCOUNT       that provides share price, price change and yield quota-
                   tions on Vanguard Funds through any TouchToneTM telephone.
                   This service also lets you obtain information about your
                   account balance, your last transaction, and your most re-
                   cent dividend or capital gains payment. To contact Van-
                   guard's Tele-Account service, dial 1-800-ON-BOARD (1-800-
                   662-6273). A brochure offering detailed operating instruc-
                   tions is available from our Investor Information Depart-
                   ment (1-800-662-7447).
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                                                                             23

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

[LOGO OF VANGUARD PRIMECAP FUND APPEARS HERE]

---------------

THE VANGUARD GROUP
Vanguard Financial Center
P.O. Box 2600
Valley Forge, PA 19482

INVESTOR INFORMATION  DEPARTMENT:
1-800-662-7447 (SHIP)

CLIENT SERVICES  DEPARTMENT:
1-800-662-2739 (CREW)

TELE-ACCOUNT FOR  24-HOUR ACCESS:
1-800-662-6273 (ON-BOARD)

TELECOMMUNICATIONS  SERVICE FOR THE  HEARING-IMPAIRED:
1-800-662-2738

TRANSFER AGENT:
The Vanguard Group, Inc.
Vanguard Financial Center
Valley Forge, PA 19482

                 [LOGO OF VANGUARD PRIMECAP FUND APPEARS HERE]

                              P R O S P E C T U S

                 APRIL 23, 1996; REVISED OCTOBER 31, 1996




                           [LOGO OF A MEMBER OF THE VANGUARD GROUP APPEARS HERE]

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